Exhibit (14):  Powers of Attorney

                                Power of Attorney

                                 With Respect To

                        Companion Life Insurance Company

              Variable Annuity and Variable Life Insurance Products




Fred C. Boddy Jr., whose signature appears below, constitutes and appoints Thomas J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of Companion Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Companion Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



                                        / S / Fred C. Boddy Jr.
                                        Fred C. Boddy Jr.
                                        Director, Vice President and Treasurer

                                Power of Attorney

                                 With Respect To

                        Companion Life Insurance Company

              Variable Annuity and Variable Life Insurance Products




William G. Campbell, whose signature appears below, constitutes and appoints Thomas J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of Companion Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Companion Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



                                     / S /   William G. Campbell
                                    William G. Campbell
                                    Director

                                Power of Attorney

                                 With Respect To

                        Companion Life Insurance Company

              Variable Annuity and Variable Life Insurance Products




Samuel L. Foggie Sr., whose signature appears below, constitutes and appoints Thomas J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of Companion Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Companion Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



                                     / S /  Samuel L. Foggie Sr.
                                    Samuel L. Foggie Sr.
                                    Director

                                Power of Attorney

                                 With Respect To

                        Companion Life Insurance Company

              Variable Annuity and Variable Life Insurance Products




James J. O'Neill, whose signature appears below, constitutes and appoints Thomas
J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of Companion Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Companion Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



                                    / S /  James J. O'Neill
                                     James J. O'Neill
                                    Director

                                Power of Attorney

                                 With Respect To

                        Companion Life Insurance Company

              Variable Annuity and Variable Life Insurance Products




Charles T. Locke III, whose signature appears below, constitutes and appoints Thomas J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of Companion Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Companion Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



                                    / S / Charles T. Locke III
                                    Charles T. Locke III
                                    Director

                                Power of Attorney

                                 With Respect To

                        Companion Life Insurance Company

              Variable Annuity and Variable Life Insurance Products




John L. Maginn,  whose signature appears below,  constitutes and appoints Thomas
J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of Companion Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Companion Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



                                  / S / John L. Maginn
                                 John L. Maginn
                                 Director

                                Power of Attorney

                                 With Respect To

                        Companion Life Insurance Company

              Variable Annuity and Variable Life Insurance Products




Oscar S. Straus II, whose signature appears below, constitutes and appoints Thomas J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of Companion Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Companion Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



                                    / S / Oscar S. Straus II
                                    Oscar S. Straus II
                                    Director

                                Power of Attorney

                                 With Respect To

                        Companion Life Insurance Company

              Variable Annuity and Variable Life Insurance Products




John A. Sturgeon, whose signature appears below, constitutes and appoints Thomas
J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of Companion Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Companion Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



                                    / S /  John A. Sturgeon
                                    John A. Sturgeon
                                    Director

                                Power of Attorney

                                 With Respect To

                        Companion Life Insurance Company

              Variable Annuity and Variable Life Insurance Products




John W. Weekly,  whose signature appears below,  constitutes and appoints Thomas
J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of Companion Life Insurance Company, and each of them, as his attorney-in-fact, each with the power of substitution, for him in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Companion Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



                                 / S /  John W. Weekly
                                 John W. Weekly
                                 Director

                                Power of Attorney

                                 With Respect To

                        Companion Life Insurance Company

              Variable Annuity and Variable Life Insurance Products




Kimberly S. Harm, whose signature appears below, constitutes and appoints Thomas
J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of Companion Life Insurance Company, and each of them, as her attorney-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Companion Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



                                           / S /   Kimberly S. Harm,
                                               Kimberly S. Harm,
                                               Director and President

                                Power of Attorney

                                 With Respect To

                        Companion Life Insurance Company

              Variable Annuity and Variable Life Insurance Products




M. Jane Huerter, whose signature appears below,  constitutes and appoints Thomas
J. McCusker, Lawrence F. Harr or Kenneth W. Reitz, and any such person(s) as Thomas J. McCusker may designate in writing directed to the Secretary of Companion Life Insurance Company, and each of them, as her attorney-in-fact, each with the power of substitution, for her in any and all capacities, to sign any registration statements and amendments thereto and similar documents for Companion Life Insurance Company variable annuity and variable life insurance products, and to file the same, with exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission and necessary regulatory authorities of any State, hereby ratifying and confirming all that each of said attorneys-in-fact may do or cause to be done by virtue hereof.

This Power of Attorney is effective January 1, 1999 and remains in effect until revoked or revised.



                                               / S / M. Jane Huerter
                                               M. Jane Huerter
                                               Director and Secretary